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                                                                  EXHIBIT 10.50


[IBJ LOGO]
THE INDUSTRIAL BANK OF JAPAN, LIMITED
360 SOUTH GRAND AVENUE, SUITE 1500, LOS ANGELES, CA 90071
TELEPHONE (213) 898-7841 FACSIMILE: (213) 480-5840


July 20, 1995

Foothill Capital Corporation
11111 Santa Monica Blvd., Suite 1500
Los Angeles, CA 90025-3333

Facsimile: 310-575-3435
Attn: Paz Hernandez

Re: LBJ Reference No. SP11043881
This Confirmation amends and supersedes our previous Confirmation Dated July 20, 1995.

The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Conformation" as referred to in the Master Agreement specified below.

The definitions and the provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")), without regard to subsequent amendments or revisions thereto, are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation shall govern.

Any reference to "Swap Transaction" in the 1991 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Confirmation; and any reference to "Transaction" in the Agreement specified below or this Confirmation is deemed to be a reference to "Swap Transaction" for the purpose of interpreting the 1991 ISDA Definitions.

1. This Confirmation supplements, forms a part of, and is subject to, the Master Agreement dated as of July 12, 1994, as amended from time to time, (the "Agreement") between you and us. All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:


Type of Transaction:                   Swap Transaction

Notional Amount:                       USD 25,000,000

Trade Date:                            July 20, 1995

Effective Date:                        July 24, 1995

Termination Date:                      July 24, 1997



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
Fixed Amounts:

    Fixed Rate Payer:                            The Industrial Bank of Japan, Limited, Los Angeles
                                                 Agency ("IBJLA")

    Fixed Rate Payer Payment Dates:              January 24 and July 24 in each year, commencing
                                                 January 24, 1996 to and including the Termination
                                                 Date, subject to adjustment in accordance with the
                                                 Modified Following Business Day Convention.

    Fixed Rate:                                  6.072%

    Fixed Rate Day Count Fraction:               30/360

Floating Amounts:

    Floating Rate Payer:                         Foothill Capital Corporation Los Angeles
                                                 ("Foothill")

    Floating Rate Payer Payment Dates:           January 24 and July 24 in each year, commencing
                                                 January 24, 1996 to and including the Termination
                                                 Date, subject to adjustment in accordance with the
                                                 Modified Following Business Day Convention.

    Floating Rate Option:                        USD-CP-H.15

    Floating Rate for the initial Calculation
    Period:                                      To be determined

    Designated Maturity:                         1 month

    Floating Rate Day Count Fraction:            Actual/360

    Reset Dates:                                 Each Business Day of each Calculation Period

    Business Days:                               New York

    Flat Compounding:                            Applicable

    Compounding Dates:                           The 24th of each month, subject to adjustment in
                                                 accordance with the Modified Following Business
                                                 Day Convention.

    Method of Averaging:                         Unweighted Average

    Rate Cut-off Date:                           One New York Business Day prior to the Payment
                                                 Date:

    Calculation Agent:                           IBJLA




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
3.  Account Details:

        Payments to IBJLA:             Bankers Trust Company, NY
                                       P/O IBJLA, A/C #04-201-571

        Payments to Foothill:          Chemical Bank ABA #021000128
                                       A/C 323266193 P/O Foothill Capital Corp.

4.  Offices:

        For this Transaction the office of IBJLA is its Los Angeles office.

        For this Transaction the office of Foothill is its Los Angeles office.

5.  Other Provisions:

        Non-Reliance.  In connection with this Transaction:

            (i) Foothill and IBJLA are not relying upon any advice (whether written or oral) of the other party to the Agreement, other than the representations expressly set forth in the Agreement and in this Confirmation;

            (ii) Foothill and IBJLA have made and will make Their own decisions regarding the entering into of any Transaction under the Agreement based upon its own judgment and upon advice from such professional advisors as it has deemed necessary to consult;

            (iii) Foothill and IBJLA understands the terms, conditions and risks of each Transaction and is willing to assume (financially and otherwise) those risks; and

            (iv) Foothill and IBJLA are entering into the Transaction evidenced hereby as principal (and not as agent or in any other capacity).

        Please confirm that the foregoing correctly sets forth the terms of our agreement by (i) executing this copy of this Confirmation and sending the same to us by return facsimile transmission at 213-891-9369 to the attention of IBJLA Business Operations and (ii) executing both of the original copies of this Confirmation which will be sent to you having been executed on behalf of IBJLA and returning one original to us.

IBJLA is very pleased to have executed this transaction with you.

Best Regards,                              Accepted and confirmed as
                                           of the date first written:

THE INDUSTRIAL BANK OF JAPAN, LIMITED      FOOTHILL CAPITAL CORPORATION
LOS ANGELES AGENCY


By: /s/    MASATAKE YASHIRO                By: /s/    D. C. WILTON
    ---------------------------------          -------------------------------
    Name:  Masatake Yashiro                    Name:  D. C. Wilton
    Title: General Manager                     Title: Executive Vice President



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